Exhibit 99.1

New Media Sets Date for Special Meeting of Shareholders to Vote on Merger Agreement with Gannett

NEW YORK, N.Y. September 30, 2019 – New Media Investment Group Inc. (“New Media” or the “Company”) (NYSE: NEWM) announced today that it has set a date for the special meeting of its shareholders to, among other things, consider and vote on a proposal to approve the transactions contemplated by the previously announced definitive agreement, dated August 5, 2019, pursuant to which New Media will acquire Gannett Co., Inc. (“Gannett”) (NYSE: GCI) for a combination of cash and stock (the “Merger”).

The special meeting will be held at 8:00 a.m., local time, on November 14, 2019 at the Woodcliff Hotel & Spa, 199 Woodcliff Drive, Fairport, NY 14450. The board of directors of New Media set September 26, 2019 as the record date for its special meeting.

On September 26, 2019, the Company disclosed that the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the consummation of the Merger expired on September 25, 2019.

The completion of the Merger remains subject to other customary closing conditions, including receipt of approval from New Media stockholders and Gannett stockholders and regulatory clearance from the European Commission. The Merger is expected to close by the end of 2019.

About New Media Investment Group Inc.

New Media supports small to mid-size communities by providing locally-focused print and digital content to its consumers and premier marketing and technology solutions to our small and medium business partners. The Company is one of the largest publishers of locally based print and online media in the United States as measured by our 154 daily publications.  As of June 30, 2019, New Media operates in over 600 markets across 39 states reaching over 21 million people on a weekly basis and serves over 200,000 business customers.

For more information regarding New Media and to be added to our email distribution list, please visit www.newmediainv.com.

No Offer or Solicitation

This communication is neither an offer to sell, nor a solicitation of an offer to buy, any securities in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including, among other things, statements regarding the expected timetable for completing the proposed transaction between New Media and Gannett and future opportunities for the combined company. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “target(s),” “project(s),” “believe(s),” “will,” “aim(s),” “would,” “seek(s),” “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on New Media’s and Gannett’s respective management’s current expectations and beliefs, and neither New Media nor Gannett can give any assurance that its expectations or beliefs will be attained. These forward-looking statements and are not a guarantee of future performance and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results or events to differ, possibly materially, from the expectations or estimates reflected in such forward-looking statements, including, among others:

•	the parties’ ability to consummate the proposed transaction and to meet expectations regarding the timing and completion of the proposed transaction;

•
the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of New Media’s stockholders and Gannett’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

•	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction, including synergies and operating efficiencies, within the expected time-frames, or at all;

•
the risk that the committed financing necessary for the consummation of the proposed transaction is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all;

•	the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected;

•
the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction;

•	general economic and market conditions;

•	the retention of certain key employees; and

•	the combined company’s ability to grow its digital marketing and business services initiatives, and grow its digital audience and advertiser base.

Additional risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks identified by New Media and Gannett in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as the risks identified in the registration statement on Form S-4 (File No. 333-233509) (the “Registration Statement”) filed by New Media. All forward-looking statements speak only as of the date on which they are made. Except to the extent required by law, New Media and Gannett expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between New Media and Gannett. The proposed transaction will be submitted to New Media’s stockholders and Gannett’s stockholders for their consideration. In connection with the proposed transaction, New Media has filed with the SEC the Registration Statement, which includes a preliminary prospectus with respect to shares of New Media’s common stock to be issued in the proposed transaction and a preliminary joint proxy statement for New Media’s stockholders and Gannett’s stockholders (the “Joint Proxy Statement”). These materials are not yet final and will be amended. Each of New Media and Gannett will mail a definitive Joint Proxy Statement to their respective stockholders and file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITYHOLDERS OF NEW MEDIA AND GANNETT ARE URGED TO CAREFULLY READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Registration Statement, the Joint Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by New Media or Gannett with the SEC may be obtained free of charge at the SEC’s web site, http://www.sec.gov. Copies will also be available at no charge in the “Investor Relations” sections of New Media’s website, www.newmediainv.com,and Gannett’s website, www.gannett.com.

Participants in Solicitation

New Media and Gannett and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of shares of New Media common stock and holders of shares of Gannett common stock in respect of the proposed transaction. Investors and securityholders may obtain more detailed information regarding the identity of potential participants in the solicitation of proxies, and their direct or indirect interests, in the preliminary Joint Proxy Statement that is included in the Registration Statement New Media has filed with the SEC, and in the definitive Joint Proxy Statement when it becomes available. You may obtain free copies of these documents using the sources indicated above.

Contact:
Ashley Higgins, Investor Relations
ir@newmediainv.com
(212) 479-3160
or
Media:
Jonathan Gasthalter/Nathaniel Garnick
Gasthalter & Co.
(212) 257-4170
or
Investors:
Sam Levenson
Arbor Advisory Group
(203) 307-2250

Source: New Media Investment Group Inc.